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      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 28, 1999

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(B) OR 12(G) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                           --------------------------

                                  NFRONT, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        GEORGIA                                                58-2242756
(State of Incorporation                                     (I.R.S. Employer
    or Organization)                                     Identification Number)


                         520 GUTHRIDGE COURT, SUITE 100
                               NORCROSS, GA 30092
                                 (770) 209-4460
          (Address of Principal Executive Offices, Including Zip Code)

                           ---------------------------


If  this  Form  relates  to the  registration  of a          If this  Form  relates  to the  registration  of a
class of  securities  pursuant to Section  12(b) of          class of  securities  pursuant to Section 12(g) of
the  Exchange  Act  and is  effective  pursuant  to          the  Exchange  Act and is  effective  pursuant  to
General   Instruction   A.(c),   please  check  the          General   Instruction  A.(d),   please  check  the
following box.        [ ]                                    following box.         [X]


  Securities Act registration statement file number to which this form relates:
                           REGISTRATION NO. 333-76955


        Securities to be registered pursuant to Section 12(b) of the Act:


                                      NONE


        Securities to be registered pursuant to Section 12(g) of the Act:


                           COMMON STOCK, NO PAR VALUE
        -----------------------------------------------------------------
                                (Title of Class)

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         THIS REGISTRATION STATEMENT CONTAINS A TOTAL OF 3 PAGES. CERTAIN
         EXHIBITS ARE INCORPORATED IN THIS REGISTRATION STATEMENT BY REFERENCE TO THE REGISTRANT'S REGISTRATION STATEMENT ON FORM S-1 FILED APRIL 23, 1999 (REGISTRATION NO. 333-76955).



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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The Registrant hereby incorporates by reference herein the description of the Registrant's Common Stock, no par value per share, appearing under the caption, "Description of Capital Stock," in the Prospectus contained in the Registrant's Registration Statement on Form S-1, as filed with the Securities and Exchange Commission on April 23, 1999 (Registration No. 333-76955), and as such section may be amended until the time such Registration Statement is declared effective. The Registrant's Articles of Incorporation and Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to the aforesaid Registration Statement on Form S-1.


ITEM 2.  EXHIBITS.

         The following exhibits are filed as part of the Registration Statement.

         2(a) Amendment No. 3 to the Registrant's Registration Statement on Form S-1, as filed with the Securities and Exchange Commission (Registration No. 333-76955).

         2(b) Second Amended and Restated Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 of the Registrant's Registration Statement on Form S-1 (Registration No. 333-76955) as filed with the Securities and Exchange Commission on April 23, 1999).

         2(c) Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 of the Registrant's Registration Statement on Form S-1 (Registration No. 333-76955) as filed with the Securities and Exchange Commission on April 23,
                  1999).

         2(d) Copy of form of stock certificate for the Registrant's Common Stock (incorporated by reference to Exhibit 4.2 of the Registrant's Registration Statement on Form S-1 (Registration No. 333-76955) as filed with the Securities and Exchange Commission on April 23, 1999).


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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       NFRONT, INC.



                                       By: /s/ Jeffrey W. Hodges
                                          -------------------------------------
                                          Jeffrey W. Hodges
                                          Chief Financial Officer and Secretary


Date:   June 28, 1999